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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 19, 2002 included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 333-54890 and 333-61978.




                                                         /s/ Arthur Andersen LLP

Philadelphia, Pa.
 March 29, 2002